BNY Mellon Worldwide Growth Fund, Inc.
Statement of Investments
January 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.8%
Banks — 2.8%
JPMorgan Chase & Co.	115,415	30,850,429
Capital Goods — 5.7%
Assa Abloy AB, Cl. B	719,935	22,115,285
BAE Systems PLC	1,878,575	28,509,961
Deere & Co.	26,013	12,396,755
		63,022,001
Consumer Discretionary Distribution & Retail — 6.3%
Amazon.com, Inc. (a)	289,145	68,723,984
Consumer Durables & Apparel — 5.0%
Hermes International SCA	5,965	16,856,360
LVMH Moet Hennessy Louis Vuitton SE	52,235	38,121,672
		54,978,032
Consumer Services — 3.5%
Marriott International, Inc., Cl. A	66,160	19,225,434
McDonald’s Corp.	66,710	19,259,177
		38,484,611
Energy — 3.0%
Chevron Corp. (b)	219,060	32,681,561
Financial Services — 13.0%
BlackRock, Inc.	29,050	31,243,275
London Stock Exchange Group PLC	109,340	16,315,930
Mastercard, Inc., Cl. A	43,105	23,941,810
S&P Global, Inc.	43,102	22,473,814
Visa, Inc., Cl. A (b)	144,570	49,414,026
		143,388,855
Food, Beverage & Tobacco — 2.7%
Diageo PLC, ADR (b)	71,115	8,531,667
PepsiCo, Inc.	67,450	10,164,040
The Coca-Cola Company	170,790	10,841,749
		29,537,456
Health Care Equipment & Services — 8.1%
Abbott Laboratories	150,285	19,225,960
EssilorLuxottica SA	75,930	20,929,131
Intuitive Surgical, Inc. (a)	56,100	32,082,468
UnitedHealth Group, Inc.	31,940	17,327,131
		89,564,690
Household & Personal Products — 3.7%
L’Oreal SA, ADR	397,200	29,345,136
The Procter & Gamble Company	65,725	10,909,693
		40,254,829
Materials — 1.4%
Air Liquide SA, ADR	441,670	15,418,700

Statement of Investments (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 99.8% (continued)
Media & Entertainment — 6.6%
Alphabet, Inc., Cl. C	277,400	57,033,440
Nintendo Co. Ltd.	237,070	15,637,036
		72,670,476
Pharmaceuticals, Biotechnology & Life Sciences — 4.9%
AstraZeneca PLC	119,240	16,771,614
ICON PLC (a)	32,425	6,455,169
Novo Nordisk A/S, ADR	360,685	30,459,848
		53,686,631
Semiconductors & Semiconductor Equipment — 11.9%
ASML Holding NV	39,235	29,006,828
NVIDIA Corp.	344,305	41,340,702
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	139,850	29,273,402
Texas Instruments, Inc.	166,335	30,707,104
		130,328,036
Software & Services — 11.7%
Adobe, Inc. (a)	28,395	12,421,393
Intuit, Inc.	31,625	19,022,754
Microsoft Corp.	198,335	82,320,925
ServiceNow, Inc. (a)	14,330	14,593,385
		128,358,457
Technology Hardware & Equipment — 6.4%
Apple, Inc.	299,955	70,789,380
Transportation — 3.1%
Canadian Pacific Kansas City Ltd.	286,910	22,838,036
Union Pacific Corp.	44,390	10,999,398
		33,837,434
Total Common Stocks (cost $421,177,674)		1,096,575,562

1-Day Yield (%)
Investment Companies — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $543,657)	4.42	543,657	543,657

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — .0%
Registered Investment Companies — .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $533,415)	4.42	533,415	533,415
Total Investments (cost $422,254,746)		99.9%	1,097,652,634
Cash and Receivables (Net)		.1%	864,379
Net Assets		100.0%	1,098,517,013

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $22,561,384 and the value of the collateral was
$23,878,055, consisting of cash collateral of $533,415 and U.S. Government & Agency securities valued at $23,344,640.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Worldwide Growth Fund, Inc.

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,096,575,562	—	—	1,096,575,562
Investment Companies	1,077,072	—	—	1,077,072
	1,097,652,634	—	—	1,097,652,634

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2025 is discussed below.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of January 31, 2025, there were no forward contracts outstanding.
At January 31, 2025, accumulated net unrealized appreciation on investments was $675,397,888, consisting of $683,179,765 gross unrealized appreciation and $7,781,877 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.